UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06062

THE THAI CAPITAL FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: December 31

DATE OF REPORTING PERIOD: June 30, 2008

Item 1. Reports to Stockholders.

The Thai Capital Fund, Inc.

General Information (unaudited)

The Fund

The Thai Capital Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund’s investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the “Manager”) and the Fund. The Fund’s investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund’s assets held outside the Investment Plan.

Shareholder Information

The Fund’s shares are listed on the American Stock Exchange (“AMEX”). The Fund understands that its shares may trade periodically on certain exchanges other than the AMEX, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s AMEX trading symbol is “TF”. Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s, and also in many other newspapers. The Fund’s weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes a monthly market review, a list of the Fund’s top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2008.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments are available without charge, upon request, by calling (201) 915-3054.

Inquiries

All general inquiries and requests for information should be directed to the Fund at (201) 915-3054. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, NJ 07302-3051

For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the “Plan Agent”) at the address shown below.

Certifications

The Fund’s chief executive officer has certified to the AMEX that, as of June 2, 2008, he was not aware of any violation by the Fund of applicable AMEX corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent at the following address:

The Thai Capital Fund, Inc.

c/o American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Telephone: (866) 669-9905; (718) 921-8124

www.amstock.com

Shareholder Letter (unaudited)

July 10, 2008

Dear Shareholders:

The management of The Thai Capital Fund, Inc. (the “Fund”) would like to take this opportunity to update its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand (“SET”) and the Fund’s performance for the six months ended June 30, 2008.

Thai Stock Market Overview & Outlook

In the first six months of 2008, the SET Index closed at 768.59, down 89.51 points or 10.43% from the December 31, 2007 close of 858.10. The SET was volatile during the period along with global equities due to concern that a U.S. economic slowdown as a result of the sub-prime mortgage crisis might extend to real sectors and other major countries. Moreover, higher oil prices and rising inflation threatened domestic confidence. Meanwhile, a resurgence of political tensions in Thailand implied reduced optimism for a strong increase in public and private sector investment spending. Throughout the period, local institutions were net buyers at Baht (“Bt”) 13.9 billion including retail investors at Bt72.9 billion. Foreign investors were net sellers at Bt.86.9 billion.

The reasons the Thai market tumbled can be divided into four topics as follows:

1) The threat of inflation: The June inflation numbers will be released before this report is published and distributed. We are forecasting the June Consumer Price Index to have risen 9.11% year-on-year with core inflation up 3.73%. Even worse inflation numbers can be anticipated in the future with global crude prices rising to nearly US$140/barrel and the lag time for higher energy and crude prices to be factored into overall consumer prices. The Bank of Thailand (“BoT”) has already warned about double-digit inflation ahead and that its priority has shifted to fighting inflation, rather than supporting growth. This means interest rates will be increasing very soon and economic growth projections will likely need to be further revised downward.

2) Rising interest rates: We expect the BoT to raise its one-day purchase rate by 25 basis points (“bps”) to 3.50% at the next meeting of the Monetary Policy Committee on July 16. We also expect increases totaling 50 bps in subsequent meetings, bringing the 1-day repo rate to 4.00% by year-end. More importantly, Thai commercial banks are in the process of raising interest rates on their own, due to stronger-than-expected loan growth up to May and rising loan-to-deposit ratios. The government bond yield curve already reflects this increase in interest rates.

3) Political tensions: Previously, we had pegged political uncertainty as the biggest variable for the stock market. It may still be the key wild card, as Thai politics are notoriously difficult to predict. Clearly, the move by anti-government protesters to Government House was one of the major factors that drove the market down in June. That the protests did not result in any violence was one of the major factors for the market’s subsequent rebound. The market is factoring in political risks on a day-by–day basis. We believe the government will survive the no-confidence debate and that should be seen as a short-term positive before the legislative break. Taking a longer-term perspective, nothing really has been resolved. The opposing forces are clearly determined to butt heads again and this will most certainly be another worry point for the market down the road. Most notably, there are several pending court verdicts that may turn into flash points for the market.

4) Downward revision in Gross Domestic Product (“GDP”) forecasts: We have already lowered our GDP growth projection for this year from 6.0% to 5.5%. However, given the economic impact of rising inflation, higher interest rates and the current political stalemate, we believe that domestic consumption and investment projections may need to be revised downward yet again. It is increasingly looking like economic growth already peaked in 2008 at 6.05% in the first quarter of 2008.

However, amid the negative factors, we still foresee the light at the end of tunnel. We think high oil prices are the main root cause of the regional panic sell off. Also, the factors that pushed oil prices up are real global demand of oil consumption, the over-statement of China demand for the Olympics and geopolitical conflict in the Middle East. The last factor is unpredictable but the tension between Iran and the United States seems to be subsiding. The over-statement of China demand for the Olympic games, not only for oil but also for many commodities, such as iron ore and coal, is expected to decline as well. Thus, after the games, we expect that the price of oil will reflect only actual global demand and the price could settle somewhere between $100-120 per barrel for a quarter or two. This could help world inflation decline to an acceptable level, for the Thai economy 4-5% inflation is consider a normal level.

Another one of the few positives supporting the Thai stock market should be the anticipation of generally positive second quarter 2008 earnings results to be released from July 18 until August 15. The energy sector, which accounts for roughly one-third of market capitalization and more than 40% of total stock market earnings, should turn in very good second quarter 2008 results, as should commodity related companies. Meanwhile, the second largest sector, banking, should also show strong performance on the recent pick-up in loan growth and still quite wide interest margins. The flip side of this is that it is very difficult to forecast future earnings for energy and commodity plays beyond the second quarter of 2008. As the market discounts bad news, it also discounts the good news.

In short, we think the Thai market will still move downward in the third quarter of 2008 and might bottom out late in the third quarter or early in the fourth quarter. The SET Index should regain the 700-720 level, based on the assumption of a market price-earnings (“P/E”) ratio of 10x and average earnings growth of around 5-8% for the year 2008.

Performance Evaluation

As of June 30, 2008, the Fund had net assets of US$38.7 million, equivalent to a net asset value per share of US$12.23. Of this amount, equity securities accounted for 94.77% of the Fund’s net assets; the remainder was in cash and bank deposits.

Year-to-date performance as of June 30, 2008, the SET Index was down 10.43% and the portfolio return was down 8.39% in Thai Baht terms, outperforming the benchmark by 2.04%

Portfolio Management

Mr. Vijchu Chantatab has been the Fund’s portfolio manager since March 1, 2005. SCB Asset Management Co., Ltd. has employed Mr. Chantatab as an equity fund manager since March 2005. Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

Finally, the Fund’s management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ Masamichi Yokoi

Masamichi Yokoi

Chairman of the Board

Portfolio of Investments

June 30, 2008 (unaudited)

COMMON STOCKS—94.77%

Shares		Value	Shares		Value
Banks—21.57%			Construction—0.95%
1,077,700	Bangkok Bank Public		40,000	The Siam Cement Public
	Co., Ltd.	$ 3,830,117		Co., Ltd.	$ 230,560
500,000	Bank of Ayudhya		1,486,100	Vanachai Group Public
	Public Co., Ltd.	328,519		Co., Ltd.	136,699
1,973,300	Kasikornbank Public				367,259
	Co., Ltd.	4,184,260	Energy—24.74%
		8,342,896	22,000	Banpu Public Co., Ltd.	346,916
			1,002,700	PTT Exploration and
Commerce—5.75%				Production Public
288,400	BIG C Supercenter			Co., Ltd.	5,779,570
	Public Co., Ltd.	443,578	290,000	PTT Public Co., Ltd.	2,615,605
2,877,200	CP ALL Public Co., Ltd.	919,435	1,000,000	Unique Mining Services
4,884,800	Home Product Center			Public Co., Ltd.	828,763
	Public Co., Ltd.	711,924			9,570,854
55,400	Siam Makro Public		Entertainment & Recreation—0.15%
	Co., Ltd.	150,563	136,100	Major Cineplex Group
		2,225,500		Public Co., Ltd.	59,344
Communication—6.49%			Finance & Securities—1.18%
653,000	Advanced Info Service		500,000	Phatra Securities Public
	Public Co., Ltd.	1,803,940		Co., Ltd.	455,446
251,900	Interlink Communication		Food & Beverage—2.43%
	Public Co., Ltd.	45,138	1,100,000	Minor International Public
2,604,600	Synnex Thailand Public			Co., Ltd.	459,926
	Co., Ltd.*	183,578	5,813,200	Premier Marketing Public
1,000,000	Thaicom Public			Co., Ltd.*	350,698
	Co., Ltd.*	225,483	70,000	S&P Syndicate Public
2,119,100	True Corp. Public			Co., Ltd.	60,104
	Co., Ltd.*	253,150	138,000	Serm Suk Public Co., Ltd.	67,179
		2,511,289			937,907

Portfolio of Investments (continued)

June 30, 2008 (unaudited)

COMMON STOCKS (continued)

Shares		Value	Shares		Value
Health Care Services—3.69%			Petrochemicals—1.56%
6,213,400	Bangkok Chain Hospital		353,000	Thai Plastic and
	Public Co., Ltd.	$ 1,410,296		Chemicals Public
16,000	Bangkok Dusit Medical			Co., Ltd.	$ 227,717
	Services Public		1,800,800	Vinythai Public
	Co., Ltd.	18,158		Co., Ltd.	373,781
		1,428,454			601,498
Household Goods—0.32%			Property Development—14.51%
102,700	Modernform Group		113,500	Ascon Construction
	Public Co., Ltd.	122,687		Public Co., Ltd.	19,999
Machinery—0.86%			2,000,000	Asian Property
752,900	C.I. Group Public			Development Public
	Co., Ltd.	151,778		Co., Ltd.	301,640
1,210,000	Unimit Engineering		700,000	Central Pattana Public
	Public Co., Ltd.	179,962		Co., Ltd.	489,194
		331,740	3,134,100	Italian-Thai
Media & Publishing—7.26%				Development Public
3,451,579	Amarin Printing and			Co., Ltd.	561,605
	Publishing Public		6,995,900	L.P.N. Development
	Co., Ltd.	1,370,998		Public Co., Ltd.	1,201,375
1,481,900	BEC World Public		1,000,000	Land and House
	Co., Ltd.	1,084,307		Public Co., Ltd.	206,071
500,000	MCOT Public		458,800	Major Development
	Co., Ltd.	352,411		Public Co., Ltd.	52,342
		2,807,716	510,200	Preuksa Real Estate
Mining—1.25%				Public Co., Ltd.	134,850
683,800	Padaeng Industry		13,992,500	Quality Houses Public
	Public Co., Ltd.	481,957		Co., Ltd.	902,644
Packaging—0.42%			1,423,200	Rojana Industrial Park
2,412,800	Multibax Public			Public Co., Ltd.	616,313
	Co., Ltd.	164,295	1,104,000	Sammakorn Public
Personal Products—0.96%				Co., Ltd.@	61,986
2,957,200	DSG International		5,105,600	Thai Industrial &
	(Thailand) Public			Engineering Service
	Co., Ltd.	372,701		Public Co., Ltd.@	196,700

Portfolio of Investments (concluded)

June 30, 2008 (unaudited)

COMMON STOCKS (concluded)			SHORT-TERM INVESTMENTS—5.17%
			Principal
			Amount
Shares		Value	(000)		Value
6,374,357	TRC Construction		THAI BAHT SAVINGS ACCOUNT—4.73%
	Public Co., Ltd.	$ 868,097	61,255	Bangkok Bank
		5,612,816		Savings Account,
Transportation—0.68%				0.5%, due 7/1/08	$ 1,829,392
486,300	Bangkok Expressway		U.S. DOLLAR TIME DEPOSIT—0.06%
	Public Co., Ltd.	236,733	$23	Bank of New York,
207,800	Eternity Grand			0.05%, due 7/1/08	22,917
	Logistics Public		U.S. TREASURY BILL—0.38%
	Co., Ltd.	24,824	150	U.S. Treasury Bill,
		261,557		1.53%, due 8/14/08	149,724
Total Common Stocks			Total Short-Term Investments
(Cost—$33,717,423)		36,655,916	(Cost—$2,067,622)		2,002,033
			Total Investments—99.94%
			(Cost—$35,785,045)		38,657,949
			Other assets less liabilities—0.06%		22,489
			NET ASSETS (Applicable to
			3,163,037 shares of capital stock
			outstanding; equivalent to
			$12.23 per share)	100.00%	$38,680,438
			* Non-income producing securities.
			@ Fair valued security. This security has been valued in good faith in such a manner as prescribed by the Board of Directors.

See accompanying notes to financial statements.

EQUITY CLASSIFICATIONS HELD June 30, 2008 (unaudited)		TEN LARGEST EQUITY POSITIONS HELD June 30, 2008 (unaudited)
	Percent of		Percent of
Industry	Net Assets	Issue	Net Assets
Energy	24.74%	PTT Exploration and Production
Banks	21.57	Public Co., Ltd.	14.94%
Property Development	14.51	Kasikornbank Public Co., Ltd.	10.82
Media & Publishing	7.26	Bangkok Bank Public Co., Ltd.	9.90
Communication	6.49	PTT Public Co., Ltd.	6.76
Commerce	5.75	Advanced Info Service Public
Health Care Services	3.69	Co., Ltd.	4.66
Food & Beverage	2.43	Bangkok Chain Hospital Public
Petrochemicals	1.56	Co., Ltd.	3.65
Mining	1.25	Amarin Printing and Publishing
Finance & Securities	1.18	Public Co., Ltd.	3.54
Personal Products	0.96	L.P.N. Development Public Co., Ltd.	3.11
Construction	0.95	BEC World Public Co., Ltd.	2.80
Machinery	0.86	CP ALL Public Co., Ltd.	2.38
Transportation	0.68
Packaging	0.42
Household Goods	0.32
Entertainment & Recreation	0.15

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investment in securities, at value (cost—$35,785,045)	$ 38,657,949
Receivable for securities sold	28,534
Interest receivable	331
Prepaid expenses	147,421
Total assets	38,834,235
Liabilities
Accrued Thai tax provision	51,114
Payable for management fees	19,947
Payable for advisory fees	6,480
Payable to other affiliates	10,610
Accrued expenses and other liabilities	65,646
Total liabilities	153,797
Net Assets	$ 38,680,438
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
3,163,037 shares issued and outstanding	$ 31,630
Paid-in capital in excess of par value	39,527,201
Undistributed net investment income	451,261
Accumulated net realized loss on investments and foreign currency transactions	(4,208,574)
Net unrealized appreciation on investments and other assets and liabilities
denominated in foreign currency	2,878,920
Net assets applicable to shares outstanding	$ 38,680,438
Net Asset Value Per Share	$ 12.23

See accompanying notes to financial statements.

Statement of Operations

For the Six Months Ended June 30, 2008 (unaudited)

Investment income:
Dividends	$ 924,385
Interest	9,098
Total investment income	933,483
Expenses:
Investment management fee	128,223
Investment advisory fee	126,707
Administration fee and expenses	90,137
Legal fees and expenses	38,052
Audit and tax services	36,131
Reports and notices to shareholders	28,096
Directors’ fees and expenses	26,852
Custodian fees and expenses	24,740
Transfer agency fee and expenses	7,482
Insurance expense	4,215
Other	30,245
Total expenses before expense waivers	540,880
Less waiver of:
Administration fee	(25,000)
Investment advisory fee	(84,454)
Net expenses	431,426
Net investment income before taxes	502,057
Provision for Thai tax applicable to net investment income	51,114
Net investment income	450,943
Realized and unrealized gains from investment activities
and foreign currency transactions:
Net realized gains on investments	3,568,006
Net realized foreign currency transaction gains	8,513
Net change in unrealized appreciation (depreciation) on equity investments,
net of $268,562 Thai tax credit	(7,269,705)
Net change in unrealized appreciation (depreciation) on short-term investments and
other assets and liabilities denominated in foreign currency	(63,208)
Net realized and unrealized losses from investment activities and foreign
currency transactions	(3,756,394)
Net decrease in net assets resulting from operations	$ (3,305,451)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$ 450,943	$ 540,032
Net realized gain on:
Investments	3,568,006	7,381,284
Foreign currency transactions	8,513	110,575
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(7,269,705)	2,594,489
Translation of short-term investments and other
assets and liabilities denominated in foreign currency	(63,208)	(5,214)
Net increase (decrease) in net assets resulting from operations	(3,305,451)	10,621,166
Dividends and distributions to shareholders from:
Net investment income	—	(631,481)
From capital stock transactions:
Sale of capital stock resulting from reinvestment of dividends	—	192,050
Net increase (decrease) in net assets	(3,305,451)	10,181,735
Net assets:
Beginning of period	41,985,889	31,804,154
End of period (including undistributed net investment income
of $451,261 and $318, respectively)	$ 38,680,438	$ 41,985,889

See accompanying notes to financial statements.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Thai Capital Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a nondiversified, closed-end management investment company.

The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the “Manager”). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The Investment Plan has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand. In addition, the Investment Plan will expire in 2015, unless continuance is approved by the Thai SEC which is unlikely. Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate. In the event of liquidation of the Investment Plan, the Fund’s Board of Directors will consider, among other things, whether to liquidate the Fund, operate the Fund as a direct foreign investor (if then permitted under Thai law) or take other appropriate action.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

Valuation of Investments—Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund provides for Thai taxation based upon its understanding of the application of Thai tax law to the Investment Plan. Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan’s net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment

Notes to Financial Statements (continued)

Plan’s overall net increase in net assets resulting from operations determined by reference to the Baht. Remittances for the payment of expenses are not subject to a Thai withholding tax.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

New Accounting Pronouncement—In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 did not result in a material impact to the Fund’s net assets, results of operations and financial statement disclosures. Management will continue to monitor the Fund’s tax positions prospectively for potential future impacts.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 applies to reporting periods beginning after November 15, 2007. The adoption of FAS 157 is not expected to have a material impact on the Fund’s financial statements.

Investment Manager and Investment Adviser

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund’s assets held through the Investment

Notes to Financial Statements (continued)

Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average net assets. At June 30, 2008, the Fund owed the Manager $19,947. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2008, no such out-of-pocket expenses were paid to the Manager.

Under the International Investment Advisory Agreement, Daiwa SB Investments (Singapore) Ltd. (“the Adviser”) provides general and specific investment advice to the Manager with respect to the Fund’s assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund’s assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund’s average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2008, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund’s average net assets for the fiscal year ended December 31, 2008. At June 30, 2008, the Fund owed the Adviser $6,480, net of waivers.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2008. In ddition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2008, expenses of $4,637 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $21,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2008, DSTC earned $3,477, as compensation for its custodial services to the Fund.

At June 30, 2008, the Fund owed $8,333, $1,750 and $527 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

Bangkok Bank Public Company Ltd. is the custodian for the Fund’s Thai assets.

Notes to Financial Statements (concluded)

The Fund paid or accrued $38,052 for the six months ended June 30, 2008 for legal services in conjunction with the Fund’s ongoing operations provided by the Fund’s law firm, Clifford Chance US LLP, of which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

During the six months ended June 30, 2008, the Fund made purchases of $18,977,573 and sales of $16,466,597 of investment securities, excluding short-term investments. The aggregate cost of investments at June 30, 2008 for federal income tax purposes was $33,721,686, excluding short-term investments. At June 30, 2008, net unrealized appreciation, excluding short-term securities aggregated $2,934,230 of which $6,975,440 related to appreciated securities and $4,041,210 related to depreciated securities.

At December 31, 2007, the Fund had a remaining capital loss carryover of $7,762,410, of which $4,759,970 expires in the year 2008, $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

Concentration of Risk

The Fund’s investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 3,163,037 shares outstanding at June 30, 2008, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,633 shares.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended June 30, 2008	For the Years Ended December 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.27	$10.11	$8.92	$8.88	$9.62	$4.34
Net investment income	0.14*	0.17*	0.16*	0.12*	0.05*	0.03*
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	(1.18)	3.19*	1.31	0.01	(0.75)	5.31
Net increase (decrease) in net asset value
resulting from operations	(1.04)	3.36	1.47	0.13	(0.70)	5.34
Less: dividends and distributions to shareholders
Net investment income	—	(0.20)	(0.28)	(0.09)**	(0.04)	(0.06)
Net asset value, end of period	$12.23	$13.27	$10.11	$8.92	$8.88	$9.62
Per share market value, end of period	$11.12	$13.59	$11.21	$8.99	$8.49	$9.25
Total investment return:
Based on market price at beginning and end
of period, assuming reinvestment of dividends	(18.18)%	23.09%	27.89%	6.89%	(7.40)%	134.56%
Based on net asset value at beginning and end
of period, assuming reinvestment of dividends	(7.84)%	33.27%	16.24%	1.40%	(6.89)%	123.09%
Ratios and supplemental data:
Net assets, end of period (in millions)	$38.7	$42.0	$31.8	$28.0	$27.9	$30.2
Ratios to average net assets of:
Expenses, before waivers of Administration
and Advisory fees and excluding Thai taxes
applicable to net investment income	2.56%#	2.57%	2.66%	3.04%	2.85%	3.31%
Expenses, after waivers of Administration
and Advisory fees and including Thai taxes
applicable to net investment income	2.29%#	2.20%	2.39%	2.58%	2.32%	2.74%
Expenses, after waivers of Administration
and Advisory fees and excluding Thai taxes
applicable to net investment income	1.80%#	2.04%	2.10%	2.46%	2.26%	2.63%
Expenses, before waivers of Administration
and Advisory fees and including Thai taxes
applicable to net investment income	2.81%#	2.74%	2.95%	3.16%	2.91%	3.41%
Net investment income	2.14%#	1.45%	1.57%	1.36%	0.63%	0.62%
Portfolio turnover	41.80%	90.30%	129.02%	70.01%	11.21%	11.86%

* After provision for Thai taxes.

**Actual dividend equals $0.095 per share.

# Annualized.

Results of Annual Meeting of Stockholders (unaudited)

On June 2, 2008, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the “Fund”) was held and the following matter was voted upon and passed.

Election of two Class II Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2011. Election of one Class III Director to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2009.

	Number of Shares/Votes
Class II	Voted For	Proxy Authority Withheld
Austin C. Dowling	2,114,754	93,247
Rahn K. Porter	2,146,976	61,025
Class III
Richard J. Herring	2,116,064	91,937

In addition to the Directors re-elected at the Meeting, Martin J. Gruber, David G. Harmer and Masamichi Yokoi were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund. The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.
•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a Meeting of the Board of Directors of The Thai Capital Fund, Inc. held on June 2, 2008, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (Singapore) Ltd. (the “Investment Adviser”) under the Advisory Agreement and SCB Asset Management Co., Ltd. (the “Investment Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Stock Exchange of Thailand Index. The Board noted that the Fund out-performed the benchmark for the last one-year period, three-year period and five-year period. The Board further noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark; however, the Fund generally performed in line with, but somewhat better than, the benchmark. The Board concluded that the Fund’s overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fees paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fees”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fees paid by the Fund. The Board noted that while the Investment Manager does not manage any other U.S. registered funds, it does advise approximately 19 other closed- and open-end funds with advisory fees with only one fund with an advisory fee lower than the Fund. The Board further noted that the Investment Adviser does not advise any other closed-end funds that would provide an appropriate comparison to the Fund’s advisory fee. The Board concluded that the advisory fees paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid to the only other U.S. registered closed-end fund investing in Thailand, The Thai Fund. The Board noted that not only was the advisory fee rate for The Thai Fund significantly higher than for the Fund, but the assets of The Thai Fund were significantly greater than that of the Fund, resulting in an even higher fee. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of the fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that invested in countries in Asia. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board did, however, note that the total expense ratio of the Fund was higher than that of The Thai Fund and many other country funds. The Board attributed this higher total expense ratio to the lower net assets of the Fund.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (concluded)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and that the Fund’s assets are not likely to grow with new sales. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on its review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

BOARD OF DIRECTORS Masamichi Yokoi, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary	Semi-Annual Report June 30, 2008
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER
SCB Asset Management Co., Ltd.
INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
ADMINISTRATOR
Daiwa Securities Trust Company
CUSTODIANS
Bangkok Bank Public Company, Ltd.
   (Thai Custodian)
Daiwa Securities Trust Company
   (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

Item 2. Code of Ethics.

Not applicable for this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this semi-annual report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

By	\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: August 28, 2008

By	\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

Date: August 28, 2008

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: August 28, 2008

\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masamichi Yokoi, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: August 28, 2008

By	\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President and Treasurer of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: August 28, 2008

\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: August 28, 2008

\s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.